Exhibit 4.6

Red Metal Resources Ltd. 278 Bay Street, Suite #102 Thunder Bay, ON P7B 1R8 Canada

July 31, 2018

Caitlin Jeffs

101-278 Bay Street

Thunder Bay, ON P7B 1R8

Re: Restructure of debt with Red Metal Resources Ltd. (the “Company”)

Dear Ms. Jeffs:

This letter is to confirm our mutual understanding of the arrangements we have agreed upon in the light of the Company’s current application to list its shares on the Canadian Securities Exchange (the “CSE”) and the requirement imposed by the CSE to improve the Company’s current working capital ratio, which the Company desires to achieve by restructuring its debt with related parties and selected vendors.

As of July 31, 2018, the Company owed to you personally $499,997 under the notes payable as set out in the schedule attached as Exhibit “A” to this letter. The notes payable accrue interest at 8% per annum compounded monthly and are due on demand.

Based on our discussions, you have agreed to forgive the full amount of interest accrued on the principal as at July 31, 2018 ($127,674), and amend the loan agreements to extend the repayment period for a minimum of three years from the date of this letter (July 31, 2021), with all other terms remaining substantially the same.

We trust this letter accurately relays our agreement. If you agree with the above, please sign the acknowledgement at the bottom of this letter in the space provided. If you disagree with the above statement, we will be happy to review your counter-offer.

Sincerely,

Joao (John) da Costa
Chief Financial Officer
Red Metal Resources Ltd.

I _________________________________, hereby confirm the forgiveness of interest accrued on the Note Payable issued to me by Red Metal Resources Ltd. and agree to extend the repayment of the Loan Agreements as set out in this letter.

Authorized Signatory	Date:

-OR-

I _________________________________, hereby do NOT agree with either above recitals, the terms, or the conditions. My counter-offer has been provided as a separate letter addressed to Red Metal Resources Ltd.

Authorized Signatory	Date:

Exhibit “A”

Notes Payable Issued by

Red Metal Resources Ltd.

to Ms. Caitlin Jeffs

Date of the Note Payable	Principal	Accrued Interest at July 31, 2018	Balance
USD$ Notes Payable
September 21, 2012	$12,000.00	$7,147.54	$19,147.54
October 29, 2012	10,000.00	5,824.34	15,824.34
August 23, 2013	7,000.00	3,378.96	10,378.96
May 1, 2014	1,550.00	625.57	2,175.57
January 8, 2015	4,070.00	1,336.67	5,406.67
January 29, 2015	600.00	193.40	793.40
June 15, 2015	1,040.00	294.68	1,334.68
January 29, 2016	925.00	204.42	1,129.42
April 26, 2016	3,050.00	603.13	3,653.13
June 16, 2016	1,360.00	250.89	1,610.89
November 10, 2016	1,405.00	206.60	1,611.60
April 25, 2017	1,615.00	171.51	1,786.51
June 13, 2017	685.00	64.68	749.68
July 31, 2017	895.00	74.28	969.28
September 11, 2017	845.00	61.78	906.78
December 6, 2017	775.00	41.18	816.18
January 15, 2018	925.00	40.68	965.68
February 27, 2018	895.00	30.62	925.62
USD$ Notes	$49,635.00	$20,550.94	$70,185.94

Date of the Note Payable	Principal	Accrued Interest at July 31, 2018	Balance
CAD$ Notes Payable
December 9, 2011	$25,000.00	$17,471.77	$42,471.77
January 12, 2012	30,000.00	20,589.05	50,589.05
July 10, 2012	40,000.00	24,851.19	64,851.19
December 19, 2012	12,000.00	6,778.91	18,778.91
February 13, 2013	20,000.00	10,917.62	30,917.62
April 5, 2013	10,000.00	5,287.50	15,287.50
September 12, 2013	15,000.00	7,143.68	22,143.68
December 12, 2013	21,000.00	9,390.95	30,390.95
May 1, 2014	12,500.00	5,044.89	17,544.89
May 28, 2014	5,000.00	1,976.70	6,976.70
June 1, 2014	1,050.00	413.82	1,463.82
June 4, 2014	15,000.00	5,898.11	20,898.11
July 1, 2014	3,241.02	1,247.84	4,488.86
September 2, 2014	1,708.65	625.52	2,334.17
October 31, 2014	3,150.00	1,098.04	4,248.04
December 16, 2014	10,000.00	3,351.12	13,351.12
December 4, 2014	2,050.00	694.15	2,744.15
April 30, 2015	3,150.00	933.36	4,083.36
July 29, 2015	7,150.00	1,938.15	9,088.15
March 31, 2016	2,502.00	511.82	3,013.82
December 22, 2016	10,000.00	1,365.72	11,365.72
April 28, 2017	1,827.00	192.69	2,019.69
May 1, 2017	10,392.08	1,088.51	11,480.59
May 12, 2017	33,612.00	3,431.71	37,043.71
June 13, 2017	595.35	56.21	651.56
June 26, 2017	15,000.00	1,369.71	16,369.71
June 28, 2017	9,000.00	817.52	9,817.52
September 11, 2017	18,078.11	1,321.76	19,399.87
October 25, 2017	20,000.00	1,256.95	21,256.95
December 13, 2017	30,000.00	1,546.00	31,546.00
February 23, 2018	20,000.00	702.40	20,702.40
March 1, 2018	313.95	10.60	324.55
May 1, 2018	(313.95)	(10.60)	(324.55)
May 1, 2018	2,036.36	40.89	2,077.25
June 21, 2018	10,000.00	87.81	10,087.81
CAD$ Notes Payable	$420,042.57	$139,442.09	$559,484.66
USD$ Equivalent @ 1.3017	$322,687.69	$107,123.06	$429,810.75

AMENDMNET LOAN AGREEMENT

August 28, 2018

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced CAD$50,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds on August 28, 2018.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from August 28, 2018. The Borrower is liable for repayment for the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin Jeffs

PROMISSORY NOTE

Principal Amount: CAD$50,000	August 28, 2018

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $50,000 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum from August 28, 2018 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin Jeffs

LOAN AGREEMENT

November 27, 2018

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced CAD$35,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds on November 27, 2018.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from November 27, 2018. The Borrower is liable for repayment for the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin Jeffs

PROMISSORY NOTE

Principal Amount: CAD$35,000	November 27, 2018

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $35,000 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum from November 27, 2018 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin Jeffs

LOAN AGREEMENT

February 8, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$3,675.00 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
10/24/2018	DMCL; Inv #MGG18-10002 Paid Visa	02/08/2019	$3,675.00

Total			$3,675.00

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$3,675.00	February 8, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $3,675.00 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference February 8, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

February 26, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced CAD$20,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds on February 26, 2019.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from February 26, 2019. The Borrower is liable for repayment for the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin Jeffs

PROMISSORY NOTE

Principal Amount: CAD$20,000	February 26, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $20,000 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum from February 26, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin Jeffs

LOAN AGREEMENT

April 9, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$2,947.13 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
04/09/2019	Computershare SEDAR filings @ 1.3316 ($2760 plus $165.60 convenience fee)	04/09/2019	$2,947.13

Total			$2,947.13

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$2,947.13	April 9, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $2,947.13 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference April 9, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

April 26, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$20,273.26 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower and/or direct cash advances as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
04/26/2019	Blendermedia_CDN$273.26 @ 1.3460_Jeffs, Caitlin; Inv #24674	04/26/2019	$273.26
04/26/2019	Loan for working capital_CDN$20K, Jeffs, Caitlin	04/26/2019	$20,000.00
Total			$20,273.26

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$20,273.26	April 26, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $20,273.26 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference April 26, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

July 30, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced CAD$15,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds on July 30, 2019. The funds were used for general working capital.

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from July 30, 2019. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin Jeffs

PROMISSORY NOTE

Principal Amount: CAD$15,000	July 30, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $15,000 lawful money of Canada (the “Principal Sum”) together with interest accrued on the Principal Sum from July 30, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin Jeffs

LOAN AGREEMENT

July 31, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$200.01 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
07/01/2019	Blender Media; Inv 25036	07/10/2019	$200.01

Total			$200.01

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$200.01	July 31, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $200.01 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference July 31, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

September 13, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$10,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
08/31/2019	DMCL Chartered Professional Accountants Partial payment on balance owed	09/13/2019	$10,000
Total			$10,000

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$10,000	September 13, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $200.01 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference September 13, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

November 8, 2019

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced CAD$15,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds on November 8, 2019. The funds were used for general working capital.

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from November 8, 2019. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin Jeffs

PROMISSORY NOTE

Principal Amount: CAD$15,000	November 8, 2019

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $15,000 lawful money of Canada (the “Principal Sum”) together with interest accrued on the Principal Sum from November 8, 2019 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin Jeffs

LOAN AGREEMENT

January 31, 2020

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$2,171.30 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (CAD)
01/17/2020	W.L. Macdonald Law Corp, Inv # 15224, 15398	01/17/2020	$1,771.28
01/31/2020	Blender Media, Inv #25712 & Oct 2019 inv	01/31/2020	$400.02
Total			$2,171.30

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$2,171.30	January 31, 2020

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand, but not earlier than on July 31, 2021, to the order of Caitlin L. Jeffs (the “Lender”) the sum of $2,171.30 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference January 31, 2020 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

January 31, 2020

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of USD$2,427.42 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (USD)
01/01/2019	Issuer Direct Corporation, Inv # inv1048550	01/08/2020	$895.00
01/07/2020	Broadridge; Inv #E75678R_01072020	01/07/2020	$222.42
01/28/2020	Resident Agents of Nevada, Inc., Inv #78558	01/31/2020	$925.00
01/30/2020	Empire Stock Transfer Inc., Inv 32399835717, 1209191021	01/30/2020	$385.00
Total			$2,427.42

The Borrower agrees to repay the Principal Sum on July 31, 2021, or on-demand, provided that the demand is made not earlier than on July 31, 2021, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: USD$2,427.42	January 31, 2020

FOR VALUE RECEIVED Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand, but not earlier than on July 31, 2021, to the order of Caitlin L. Jeffs (the “Lender”) the sum of $2,427.42 lawful money of United States of America (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference January 31, 2020 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

July 31, 2020

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of USD$1,454.50 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of payments made on behalf of the Borrower as outlined in the following table:

Invoice/ Statement Date	Description	Payment Date	Amount (USD)
01/01/2020	Issuer Direct Corporation, Inv # INV1061667	03/17/2020	$984.50
05/01/2020	Empire Stock Transfer Inc., Inv 5466546546	06/16/2020	$470.00
Total			$1,454.50

The Borrower agrees to repay the Principal Sum on August 31, 2022, or on-demand, provided that the demand is made not earlier than on August 31, 2022, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the Payment Date as specified in the table above. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: USD$3,976.28	July 31, 2020

FOR VALUE RECEIVED Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand, but not earlier than on July 31, 2021, to the order of Caitlin L. Jeffs (the “Lender”) the sum of $3,976.28 lawful money of United States of America (the “Principal Sum”) together with interest on the Principal Sum accrued from the Payment Date, as explicitly specified in that Loan Agreement dated for reference July 31, 2020 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

August 10, 2020

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$5,000.00 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of a payment made on behalf of the Borrower to Boughton Law Corporation, the Company’s legal counsel the Company engaged to prepare and file S-4 Registration Statement. Boughton Law Corporation requested a retainer for the services in the amount of CAD$5,000.

The Borrower agrees to repay the Principal Sum on August 31, 2022, or on-demand, provided that the demand is made not earlier than on August 31, 2022, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the date of this loan agreement. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$5,000.00	August 10, 2020

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand, but not earlier than on July 31, 2022, to the order of Caitlin L. Jeffs (the “Lender”) the sum of $5,000.00 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the date of the Loan Agreement, as explicitly specified in that Loan Agreement dated for reference August 10, 2020 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower retains the right but not an obligation, to repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

September 1, 2020

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$15,000.00 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 278 Bay Street, Suite 102, Thunder Bay, ON P7B 1R8. The Lender advanced the funds by way of a payment made on behalf of the Borrower to Boughton Law Corporation, the Company’s legal counsel the Company engaged to prepare and file S-4 Registration Statement. Boughton Law Corporation requested an additional retainer for the services in the amount of CAD$15,000.

The Borrower agrees to repay the Principal Sum on August 31, 2022, or on-demand, provided that the demand is made not earlier than on August 31, 2022, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the date of this loan agreement. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Caitlin L. Jeffs

PROMISSORY NOTE

Principal Amount: CAD$15,000.00	September 1, 2020

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand, but not earlier than on July 31, 2022, to the order of Caitlin L. Jeffs (the “Lender”) the sum of $15,000.00 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the date of the Loan Agreement, as explicitly specified in that Loan Agreement dated for reference September 1, 2020 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower retains the right but not an obligation, to repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Caitlin L. Jeffs

LOAN AGREEMENT

February 16, 2022

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$175,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 1130 Pender Street, West, Unit 820, Vancouver, BC V6E 4A4.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the date of this loan agreement. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Joao da Costa, CFO

PROMISSORY NOTE

Principal Amount: CAD$175,000	February 16, 2022

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $175,000 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the date of the Loan Agreement, as explicitly specified in that Loan Agreement dated for reference February 16, 2022 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower retains the right but not an obligation, to repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Joao da Costa, CFO

LOAN AGREEMENT

February 24, 2022

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of CAD$50,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 1130 Pender Street, West, Unit 820, Vancouver, BC V6E 4A4.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the date of this loan agreement. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Joao da Costa, CFO

PROMISSORY NOTE

Principal Amount: CAD$50,000	February 24, 2022

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $50,000 lawful money of Canada (the “Principal Sum”) together with interest on the Principal Sum accrued from the date of the Loan Agreement, as explicitly specified in that Loan Agreement dated for reference February 24, 2022 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower retains the right but not an obligation, to repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Joao da Costa, CFO

LOAN AGREEMENT

March 22, 2022

Caitlin L. Jeffs (the “Lender”) of 48 Peter Street, Thunder Bay, Ontario P7A 5H3, advanced total of USD$165,000 (the “Principal Sum”) to Red Metal Resources Ltd. (the “Borrower”) of 1130 Pender Street, West, Unit 820, Vancouver, BC V6E 4A4. At the request of the Borrower, the funds were wired to the Borrower’s wholly-owned subsidiary, Minera Polymet SpA, with an address at 3260 Baldomero Lillo, Vallenar, Chile.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 8% per year (the “Interest”) from the date of this loan agreement. The Borrower is liable for repayment of the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Caitlin L. Jeffs	Red Metal Resources Ltd.

Per:	Per:

Caitlin L. Jeffs	Joao da Costa, CFO

PROMISSORY NOTE

Principal Amount: USD$165,000	March 22, 2022

For value received Red Metal Resources Ltd., (the “Borrower”) promises to pay on demand to the order of Caitlin L. Jeffs (the “Lender”) the sum of $165,000 lawful money of United States of America (the “Principal Sum”) together with interest on the Principal Sum accrued from the date of the Loan Agreement, as explicitly specified in that Loan Agreement dated for reference March 22, 2022 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 8 per cent per year. Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Payment Date (for an effective rate of 8.3% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower retains the right but not an obligation, to repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER
Red Metal Resources Ltd.

Per:

Joao da Costa, CFO